                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                ----------------------------------


                            FORM 8-K

                        CURRENT REPORT


                Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        April 15, 1998


            Honda Auto Receivables 1997-B Grantor Trust
                        (Exact name of registrant
                        specified in its charter)


California              333-35413               33-0526079
(State or other         (Commission             (IRS Employer
 jurisdiction of        File Number)            Identification No.)
incorporation)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, CA                                    90501
------------------------------------------      --------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (310) 781-4100



Item 5. Other Events


     On April 15, 1998, the Principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement"), between American Honda Receivable Corporation, as
Seller, American Honda Finance Corporation, as Servicer, and
Bank of Tokyo-Mitsubishi Trust Company of New York, as Trustee
(the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Honda Auto Receivables 1997-B Grantor Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7 (c).   Exhibits  20


SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Honda Auto Receivables 1997-B Grantor Trust
By:   American Honda Finance Corporation, as Servicer

By:
/s/ John Weisickle
John Weisickle, Vice President / Finance

                     AMERICAN HONDA FINANCE CORPORATION

           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1997-B Grantor Trust

                     March 1,  through March 31, 1998

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio                                            $904,409,897.00
(B) Class A Certificate Ownership Interest of the Trust                           94.00%
(C) Original Class A Certificate Balance                                $850,145,000.00
(D) Class A Certificate Rate                                                       5.95%
(E) Original Class B Certificate Balance                                 $54,264,897.00
(F) Class B Certificate Rate                                                       5.95%
(G) Servicing Fee Rate                                                             1.00%
(H) Original Weighted Average Coupon (WAC)                                         7.66%
(I) Original Weighted Average Remaining Term (WAM)                                43.73 months
(J) Number of Contracts                                                          83,274
(K) Reserve Fund
    (i)    Reserve Fund Initial Deposit Percentage                                 0.75%
    (ii)   Reserve Fund Initial Deposit                                   $6,783,074.23
    (iii)  Specified Reserve Fund Balance Percent                                  0.75%
    (iv)   Specified Reserve Fund Balance                                 $6,783,074.23
    (v)    Reserve Fund Floor Percent                                              1.50%
    (vi)   Reserve Fund Floor Amount                                     $13,566,148.46
    (vii)  Reserve Fund Floor Trigger Amount                            $271,322,969.12
(L)  Original Yield Supplement Deposit                                    $9,291,930.03
(M)  Original Letter of Credit Amount                                    $70,000,000.00


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A) Total Portfolio Outstanding                                         $739,030,331.55
(B) Total Portfolio Pool Factor
(C) Class A Certificate Balance                                         $694,688,511.66
(D) Class A Principal Factor
(E) Class B Certificate Balance                                          $44,341,819.89
(F) Reserve Fund Balance                                                  $6,783,074.23
(G) Outstanding Interest Advance                                          $1,756,483.45
(H) Payahead Account Balance                                              $3,000,780.78
(I) Cumulative Net Losses for All Prior Periods                               596970.58
(J) Weighted Average Coupon of Remaining Portfolio (WAC)                           7.70%
(K) Weighted Average Remaining Term of Remaining Portfolio (WAM)                  40.25 months
(L) Number of Contracts                                                          75,133
(M) Yield Supplement Balance                                              $6,370,802.72


C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                 $5,882,204.96
    (ii)  Prepayments in Full                                             $3,031,591.08
    (iii) Prepayments in Full Due to Repurchases                                  $0.00
(B) Precomputed Contracts Total Collections                              $10,111,647.03
(C) Simple Interest Contracts
    (i)   Collected Principal                                            $25,421,537.68
    (ii)  Collected Interest                                              $3,648,133.85
    (iii) Repurchased Receivables Principal                                       $0.00
    (iv)  Repurchased Receivables Interest                                        $0.00
(D) Payment Advance for Precomputes
    (i)  Reimbursement of Previous Advances                                 $706,231.64
    (ii) Current Advance Amount                                             $312,719.08

(E) Interest Advance for Simple Interest - Net (If positive, Additional
    Advance; If negative, Reimbur                                                 $0.00

(F) Payahead Account
    (i)  Payments Applied                                                   $598,682.27
    (ii) Additional Payaheads                                               $447,816.54
(G) Weighted Average Coupon of Remaining Portfolio (WAC)                           7.71%
(H) Weighted Average Remaining Maturity of Remaining Portfolio (W                 39.59 months
(I) Remaining Number of Contracts                                                72,264

(J) Delinquent Contracts                               Contracts                 Amount
                                                       ---------                 ------

    (i)   31-60 Days Delinquent                      563    0.78%            $6,020,561   0.86%
    (ii)  61-90 Days Delinquent                       82    0.11%               852,847   0.12%
    (iii) Over 90 Days Delinquent                     27    0.04%               326,335   0.05%


D. INPUTS DERIVED FROM OTHER SOURCES

(A) Collection Account Investment Income -- Paid to Servicer                       0.00
(B) Reserve Fund Investment Income -- Paid to Seller                          24,686.72
(C) Investment Income on Yield Supplement Balance                             24,991.36
(D) Aggregate Net Losses for Collection Period                               432,017.60
(E) Liquidated Contracts
    (i)  Gross Principal Balance of Liquidated Receivables                   987,311.88
    (ii)  Net Liquidation Proceeds Received During the Collection Period     516,718.86
    (iii) Recoveries on Previously Liquidated Contracts                       38,575.42
(F) Number of Vehicles Repossessed During the Collection Period                      50



                     AMERICAN HONDA FINANCE CORPORATION

           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1997-B Grantor Trust

                     March 1,  through March 31, 1998
I. COLLECTIONS

(A) Principal Payments Received (Excluding Repurchases) (C(A)i+ii+C(i))  $34,335,333.72
(B) Interest Payments Received (C(B) - (C(A)i+ii+iii + C(ii) -
    D(i)+D(ii)))                                                           4,452,472.28
(C) Aggregate Net Liquidation Proceeds Received (D(D)ii+iii)                 555,294.28
(D) Principal on Repurchased Contracts (C(A)iii + C(C)iii)                         0.00
(E) Interest on Repurchased Contracts (C(C)iv)                                     0.00
                                                                         --------------

(F) Total Collections (A+B+C+D+E)                                        $39,343,100.28
(G) Net Simple Interest Advance Amount (C(E))                                      0.00
                                                                         --------------

(H) Total Collections and Advances (F+G)                                  39,343,100.28

(I) Yield Supplement Deposit                                                 416,817.18

(J) Total Available Amount (H+I)                                          39,759,917.46


II. DISTRIBUTIONS


(A) Principal Payments Received (Excluding Repurchases) (I(A))           $34,335,333.72
(B) Principal on Repurchased Contracts (I(D))                                      0.00
(C) Gross Principal Balance of Liquidated Receivables (D(D)i)                987,311.88
                                                                         --------------


(D) Total Principal Reduction (A+B+C)                                    $35,322,645.60

(E) Class A Distributable Amount
    (i)   Class A Quarterly Interest Payment (A(D)*B(C))                  $3,444,497.20
    (ii)  Quarterly Principal to Class A (B(C)-(III(i)*A(B))              33,203,286.87
                                                                         --------------

    (iii) Total Distributable Amount (i+ii)                              $36,647,784.07

(F) Class B Distributable Amount
    (i)   Class B Quarterly Interest Payment (A(F)*B(E))                    $219,861.52
    (ii)  Quarterly Principal to Class B (II(D)-(E)ii)                     2,119,358.73
                                                                         --------------

    (iii) Total Distributable Amount (i+ii)                               $2,339,220.25

(G) Required Distributions
    (i)   Servicing Fee (A(G)*B(A))                                         $615,858.61
    (ii)  Class A Amount (II(E)iii)                                       36,647,784.07
    (iii)  Deposit to Reserve Fund (If Positive (IV(H)-(A)))                       0.00
    (iv) Class B Amount (II(F)iii)                                         2,339,220.25
    (v) Residual Release to Seller                                           157,054.53

    (vi)   Total Amount Distributed (i+ii+iii+iv+v)                       39,759,917.46

(H) Amount of Draw from Reserve Fund (IV(B+C+D))                                   0.00
(I) Sum of Draw from Reserve Fund and Total Available Amount (I(H)+II(H)) 39,759,917.46


III. POOL BALANCES AND PORTFOLIO INFORMATION

                                         Beginning                         End
                                         of Period                      of Period
                                    --------------------         ----------------------
(A) Balances and Principal Factors
    (i)   Total Pool Balance             $739,030,331.55                $703,707,685.95
    (ii)  Total Pool Factor                    0.8171409                      0.7780849
    (iii) Class A Certificate Balance    $694,688,511.66                $661,485,224.79
    (iv)  Class A Principal Factor             0.8171412                      0.7780852
    (v)   Class B Certificate Balance     $44,341,819.89                 $42,222,461.16

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)             7.70%                          7.71%
    (ii)  Weighted Average Remaining
          Maturity (WAM)                           40.25 months                   39.59 months
    (iii) Remaining Number of Contracts           75,133                         72,264


(C) Outstanding Advance Amount             $1,756,483.45                  $1,362,970.89

(D) Outstanding Payahead Balance           $3,000,780.78                  $2,849,915.05


                     AMERICAN HONDA FINANCE CORPORATION

           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1997-B Grantor Trust

                     March 1,  through March 31, 1998

(A) Beginning Reserve Fund Balance (B(F))


(A) Beginning Reserve Fund Balance (B(F))                                  6,783,074.23

(B) Draw for Class A Distributable Amount and Servicing Fee                        0.00
        (If Positive ((II(E)iii+(G)i)-I(H)))
(C) Draw for Class B Distributable Amount and Servicing Fee                        0.00
        (If Positive ((II(E)iii + II(F)(iii) + (G)i) - (I(H)+IV(B)))
(D) Amount Available for Deposit to the Reserve Fund                         157,054.53
        (If Positive (I(H) - (II(E)iii + II(F)(iii) + (G)i)))    ----------------------
(E) Reserve Fund Balance Prior to Release (IV(A-B-C+D))                   $6,940,128.76

(F) Reserve Fund Required Amount (Was Trigger or Floor Hit?)              $6,783,074.23

(G) Reserve Fund Release to Seller                                          $157,054.53
        (If Positive (E-F))
(H) Ending Reserve Fund Balance (E-G)                                     $6,783,074.23

V. YIELD SUPPLEMENT ACCOUNT DEPOSIT

(A) Beginning Yield Supplement Account Balance                            $6,370,802.72
(B) Investment Earnings                                                       24,991.36
(C) Additional Yield Supplement Amounts                                            0.00
(D) Yield Supplement Deposit Amount                                          416,817.18
                                                                 ----------------------
(E) Ending Yield Supplement Account Balance                                5,978,976.90
(F) Release Amount Due Seller                                                $89,137.86
                                                                 ----------------------
(G) Ending Yield Supplement Account Balance to be Invested                 5,889,839.04


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses for Collection Period (V(B)i-ii-iii)               $432,017.60
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(D)i)         $987,311.88
    (ii)  Net Liquidation Proceeds Received During the Collection Peroid
          (D(D)ii)                                                           516,718.86
    (iii) Recoveries on Previously Liquidated Contracts (D(D)iii)             38,575.42
(C) Cumulative Net Losses for all Periods (V(A)+B(H))                      1,028,988.18

(D) Delinquent and Repossessed Contracts
                                               Contracts                       432017.6
                                               ---------                       --------
    (i)   31-60 Days Delinquent                       563   0.78%         $6,020,561.00
    (ii)  61-90 Days Delinquent                        82   0.11%            852,847.00
    (iii) Over 90 Days Delinquent                      27   0.04%            326,335.00

    (iv)  Vehicles Repossessed During the
          Collection PE                                50   0.07%            711,124.69
    (v)   Total Accumulated Repossessed and
          in Inventory                                102   0.14%          1,328,659.68



VI. TESTS FOR INCREASE IN RESERVE FUND BALANCE


(A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                      0.30%
    (ii)  Preceeding Collection Period                                             0.49%
    (iii) Current Collection Period                                                0.72%
    (iv)  Three Month Average (Avg(i,ii,iii))                                      0.50%

(B) Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
       Number of Receivables as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                      0.32%
    (ii)  Preceeding Collection Period                                             0.33%
    (iii) Current Collection Period                                                0.29%
    (iv)  Three Month Average (Avg(i,ii,iii))                                      0.31%

(C) Loss and Delinquency Trigger Indicator                       Trigger Was Not Hit








I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/s/ John Weisickle
John Weisickle, Vice President / Finance
